Other Income, Net	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
OTHER INCOME, NET	OTHER INCOME, NET

Other income consists of various line items that are combined on the income statement due to their respective materiality compared with other individual income and expense items.

The amounts included in Other income, net for the years ended December 31 were as follows (in millions):

	2017	2018	2019
Gains / (Losses) on derivatives	$11	$(165)	$(190)
Currency revaluation gains / (losses)	44	12	70
Interest and investment income (a)	112	198	318
Other	83	35	16
Total other income, net	$250	$80	$214
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(a)
Includes interest income primarily on notes receivable from affiliated companies of $9 million, $10 million, and $5 million for December 31, 2017, 2018, and 2019, respectively.